BOK Financial Corporation
Analyst Day
April 29, 2009

Forward-Looking Statements

This presentation contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally.  Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements.  Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements.  Assessments that BOKF’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified.  These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.  Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements.   Internal and external factors that might cause such a difference include, but are not limited to, (1) the ability to fully realize expected cost savings from mergers within the expected time frames, (2) the ability of other companies on which BOKF relies to provide goods and services in a timely and accurate manner, (3) changes in interest rates and interest rate relationships, (4) demand for products and services, (5) the degree of competition by traditional and non-traditional competitors, (6) changes in banking regulations, tax laws, prices, levies, and assessments, (7) the impact of technological advances, and (8) trends in customer behavior as well as their ability to repay loans.  BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

Agenda

7:30-8:00 a.m.                     Continental Breakfast –  Doubletree Hotel at Warren Place
                                                                                              Tulsa Learning Center

8:00-8:15 a.m.                     Welcome – Stan Lybarger, President & CEO

8:15-9:00 a.m.                     Review of 1st Quarter Earnings – Steven Nell,

                                  Chief Financial Officer

9:00-9:45 a.m.                     Loan Portfolio & Asset Quality – Chuck Cotter, Chief Credit Officer

9:45-10:00 a.m.               Break

10:00-10:45 a.m.          Oklahoma, Arizona, New Mexico, Arkansas, Commercial &
                                                                                               TransFund – Dan Ellinor, Sr. Executive Vice President

10:45-11:30 a.m.          Colorado, Kansas City, Consumer & Wealth Management –

                                                                                                             Steve Bradshaw, Sr. Executive Vice President

11:30-12:00 p.m.           Texas – Norm Bagwell, Chairman & CEO, Bank of Texas

12:00                                                                  Lunch

Review of 1st Quarter Earnings

Steven Nell

Chief Financial Officer

Executive Vice President

     12/31/08           3/31/09        Change*

BOK Financial Today

*annualized

Total assets

22,734,648

$

23,333,442

$

10.54

%

Average loans

12,826,696

$

12,784,765

$

(1.31)

%

Combined Reserve for Loan

Losses/Pd End Loans

1.93%

2.07%

14

bps

Average deposits

14,093,936

$

14,850,184

$

21.46

%

Shareholder's equity

1,846,257

$

1,931,300

$

18.42

%

Tangible Common Equity

6.64%

6.84%

20

bps

Market Cap

$      2.7 billion

2.4 billion

(11.11)

%

-$0.20

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

1Q08

2Q08

3Q08

4Q08

1Q09

Earnings of $55 million or $0.81 per diluted
share

The net interest margin of 3.47%, down 10
basis points from 4Q08 due primarily to the
spread between LIBOR and federal funds
returning to a historically normal level

Fees and commissions revenue totaled
$121.5 million, an increase of nearly $11
million or 9.8% over 4Q08

Recognized OTTI charges of $15 million for
certain preferred stocks and private label MBS

Planned provision of $45 million less net
charge offs of $31.9 million increased
combined reserve for credit losses to 2.07% of
outstanding loans

Average deposits up $756 million or 21%
annualized since 4Q08

Tangible common equity increased to 6.84%

Increased the cash dividend from $0.225 to
$0.24 per common share

Diluted Earnings Per Share

First Quarter Results

Quarterly Results ($ In 000s)

3/31/2008

6/30/2008

9/30/2008

12/31/2008

3/31/2009

Net interest revenue

147,128

$

158,939

$

164,348

$

176,447

$

169,845

$

    Net interest margin

3.31%

3.44%

3.48%

3.57%

3.47%

Other operating revenue

113,857

124,449

119,958

110,930

121,507

Other operating expense

151,642

158,501

158,736

159,010

167,749

     Efficiency Ratio

57.60%

55.55%

55.46%

54.94%

57.10%

Net operating income

109,343

124,887

125,570

128,367

123,603

Provision for credit losses

17,571

59,310

52,711

73,001

45,040

Net change re: mortgage

  servicing rights and related hedge

(1,571)

(6,285)

(4,368)

(11,343)

(163)

 Gain (loss) on securities,

  derivatives and asset sales

11,852

(3,834)

4,442

(4,572)

20,705

Net impairment losses

5,306

15,002

Non-recurring (losses) recoveries

-

(60,700)

6,700

-

-

Federal and state income taxes

34,450

(2,862)

22,958

10,363

28,838

Non-controlling interest income (expense), net

(32)

1,219

10

6,355

(233)

Net income

62,265

$

(1,161)

$

56,685

$

35,443

$

55,032

$

Quarter Ended

Net interest revenue was
down $6.6 million
compared to 4Q08 due
primarily to the spread
between LIBOR and the
federal funds rate
returning to a historically
normal level

Average earning assets
increased $477 million
from the previous quarter

Average interest bearing
deposits increased $604
million while average
funds purchased, repos
and other borrowed funds
decreased $361 million
from 4Q08

Net Interest Margin

12/31/08

3/31/09

TAX-EQUIVALENT ASSETS YIELDS

Trading securities

6.55%

3.69%

Funds sold and resell agreements

0.76%

0.24%

Total securities

5.17%

4.96%

Total loans

5.27%

4.56%

Less Allowance for loan losses

-

-

Total loans, net

5.35%

4.65%

Total tax-equivalent yield on earning assets

5.28%

4.75%

COST OF INTEREST-BEARING LIABILITIES

Interest-bearing deposits:

  Interest-bearing transaction

1.51%

0.95%

  Savings

0.37%

0.28%

  Time

3.28%

2.83%

Total interest-bearing deposits

2.29%

1.76%

Funds purchased and repurchase agreements

0.94%

0.45%

Other borrowings

1.51%

0.58%

Subordinated debt

5.48%

5.67%

Total cost of interest-bearing liabilities

2.02%

1.50%

Tax-equivalent net interest revenue spread

3.26%

3.25%

Effect of noninterest-bearing funding sources
    and other

0.31%

0.22%

Tax-equivalent net interest margin

3.57%

3.47%

Quarter Ended

0%

20%

40%

60%

80%

100%

Net Interest Revenue, 58.2%

Brokerage & Trading, 8.5%

Transaction Card, 8.7

Trust fees, 5.7%

Deposit service charges, 9.4%

Mortgage Banking, 6.3%

Other, 3.2%

Components of Revenue
FYE 12/31/08

Fee Revenue in Millions

4Q08           1Q09

Brokerage & Trading              $23.50       $24.70

Transaction Card

25.18

25.43

Trust Fees

17.14

16.51

Deposit Svc Charges

29.24

27.40

Mortgage Banking

7.22

18.50

Margin Asset Fees

.19

.06

Other

8.46

  8.90

  Total

$110.93

$121.50

The 156% increase in mortgage banking
revenue was primarily driven by increased
volume in refinancing due to government
initiatives to lower mortgage interest rates

Expense Management

Higher FDIC insurance premiums
resulted in a $2.2 million increase
over 4Q08

Personnel expense increased in
1Q09 primarily due to seasonal
increases in payroll taxes and other
employee benefit costs

Added 61 employees during 1Q09,
hired high quality talent for BOSC,
Mortgage, Treasury and RITS,

New initiatives include capping merit
increases for 2009

Recently began a review of non-
personnel operating expenses to
identify opportunities to decrease
cost without impacting service quality

$50,000

$100,000

$150,000

$200,000

$250,000

$300,000

4Q07

1Q08

2Q08

3Q08

4Q08

1Q09

Revenue

Personnel Expense

Revenue & Personnel Expense Trends

Loans

Loan Trends

Commercial loans decreased
$310 million in 1Q09; decrease
was generally consistent across
nearly all sectors

CRE increased $31 million;
increases in retail, office and
multifamily offset the decrease in
construction & land development

Residential mortgages increased
$67 million due to higher
originations driven by lower
interest rates

Consumer loans decreased as
BOKF exited the dealer financial
services in favor of a customer-
focused direct lending approach

Loan pricing is improving

Approximately 25% of CRE is
owner-occupied property

$0

$2,000

$4,000

$6,000

$8,000

$10,000

$12,000

$14,000

1Q08

2Q08

3Q08

4Q08

1Q09

Commercial

Commercial Real Estate

Residential Mortgage

Consumer

57%

23%

12%

8%

8%

56%

22%

14%

58%

21%

13%

57%

22%

13%

56%

22%

13%

8%

8%

8%

Deposits

Deposits

Cost of Deposits

BOKF has placed a special focus on
growing deposits and maximizing
liquidity

Deposits increased $288 million
during 1Q09 primarily due to growth
in Consumer and Wealth
Management accounts

Texas and Arkansas experienced
the largest deposit growth, though
deposits in nearly all markets
increased

Loan to deposit ratio was 83% at
3/31/09

Over the last year, demand and
interest bearing transaction deposits
have increased as a percent of total
deposits; the mix stayed consistent
from 4Q08 to 1Q09

$7.7B Investment Portfolio

Current portfolio has an effective duration
of approximately 1.9 years and would
extend less than one year if rates increase
300bp

The $665 million increase in the portfolio in
1Q09 included purchases and a $69 million
increase in the fair value of AFS securities

At 3/31, our AFS portfolio included $5.5
billion MBS, fully backed by U.S.
government agencies and $1.6 billion
privately issued MBS

Approximately $381 million of the privately
issued MBS  consisted of Alt-A mortgage
loans; all Alt-A MBS originated in 2007 and
2006 are credit enhanced with additional
collateral support

BOKF does not hold any CLOs, CDOs,
payment option ARMs or subprime
mortgage loans

As of 3/31/09

OTTI Evaluation of Debt
Securities

Debt securities rated below investment grade
were evaluated for other-than-temporary
impairment

The evaluation was based on projections of
estimated cash flows using current and
anticipated unemployment and default rates,
decreasing housing prices and increasing
default rates

14 MBS totaling approx. $444 million were
rated below investment grade by at least one
nationally-recognized rating agency; six of
these were still rated investment grade by
another rating agency

Four of the 14 MBS analyzed were identified
as having other-than-temporary impairment;
the aggregate unrealized loss on these
securities totaled $46 million and estimated
credit losses totaled $7 million

Summary ($ in millions)

Amortized cost of private issue MBS      $1,556

Aggregate cost of securities

rated < investment grade by at

least one rating agency                                                    444

Fair value  of securities

rated < investment grade by at

least one rating agency                                         277

Other Than Temporary Impairment                  46

Credit component                                                                 7

OTTI Evaluation of Equities

BOKF owns preferred stocks issued by six
financial institutions

Preferred stocks have a current carrying
value of $24 million including $22 million in
cumulative other-than-temporary
impairment charges

In 1Q09, we recognized an $8 million other-
than temporary impairment on the preferred
stock of one issuer whose preferred stock,
though not in default, was downgraded to
below investment grade

These preferred stocks have certain debt-
like features such as a quarterly dividend
based on LIBOR

Summary ($ in 000s)

Original cost at purchase                      $46,419

Previously written down  value                      32,464

Fair value at 3/31/09                                       16,341

OTTI recognized 1Q09                                 8,000

Aggregate tax equivalent yield is 12.05%

Solid Capital

BOKF elected not to participate
in the Capital Purchase
Program (an element of TARP)
as current capital sufficient to
support planned growth

Current uses of capital include
organic growth, dividends,
acquisitions within our footprint
and periodic stock buyback

BOKF’s capital levels far
exceed “well capitalized” as
defined by the federal banking
agencies as indicated by the
solid black lines

Tangible common equity ratio
increased to 6.84% from 6.64%
at 12/31/08

TCE/RWA increased to 8.65%
from 8.07% at 12/31/08

First Quarter Results

7

LOB’s performance includes allocation of
funds, direct and indirect expenses, taxes
and net charge-offs

Funds Management unit manages overall
liquidity and interest rate risk, and contains
impairment charges and excess provision
over net charge-offs

62,265

$

55,032

$

Total

3,429

23,381

Funds management and other

58,836

31,651

Subtotal

10,053

5,502

Wealth management

12,033

9,628

Consumer banking

36,750

$

16,521

$

Commercial banking

8

200

9

200

March 31,

Three Months ended

(In Thousands)

Net Income by Line of Business

Net Income by Geographic

Region

(In Thousands)

Three Months ended March 31,

200

9

200

8

Oklahoma

$

25,051

$

36,335

Texas

6,808

12,180

New Mexico

2,610

4,592

Arkansas

3,707

2,239

Colorado

(1,873)

2,981

Arizona

(

6,455

)

554

Kansas City

1,739

489

Subtotal

31,587

59,370

F

unds management and other

23,445

2,895

Total

$

55,032

$

62,265

Market Update

March Unemployment Rates

US unemployment rate (8.5%)

In OK, loan demand has slowed, but
spreads and fees are improving; record
syndication fees and solid deposit growth

In the regional markets we have seen an
increase in employees and customers in
play due to competitors downsizing or
exiting fee business

In Texas, we have successfully grown
low cost deposits and enhanced deposit
margin

In Albuquerque, northwest AR, KC and
Denver, account officers are working
through exit credits; recent growth in
pipeline reflects progress in re-focusing
on new business

In AZ, loan demand is slow and CRE
values are still declining; we closed the
Tucson office and opened three new
branches in Phoenix

Source:  US Dept of Labor

Current Focus

Aggressively address credit quality, including continuous evaluation of the loan portfolio

Continue to focus on growing loans at higher spreads

Increase fee revenue in regional markets

Grow deposits at the lowest cost possible and actively manage liquidity

Control expense growth in relation to revenue growth

Continue expansion efforts through modest branching and
opportunistic acquisitions within our footprint

Focus on providing exceptional delivery of our products and service while laying the groundwork for our long term growth objectives

Loan Portfolio and
Asset Quality

Chuck Cotter

Chief Credit Officer

Executive Vice President

Credit Administration

Re-examined our loan and risk management policies in 2008, adding some additional controls to limit and identify risk

Expanded the list of unacceptable loan types

Added required approvals to new loans, renewals and extensions for CRE loans

Revised the hedging policies, adding cash margin requirements

Exited Indirect Auto Lending and certain agriculture portfolios

Senior Loan Committee approves loans beginning at $7.5 million depending on risk grade

Credit Committee of the Board of Directors approves loans $25 million to $40 million

Board of Directors approves all loans over $40 million

Asset Quality –
Net Charge-Offs

Net Charge-Offs Basis Points

Subsidiary banks are governed by

the same credit policies and a

strong centralized credit

administration staff and loan

review team

2Q08 included a $26 million write-

off related to midstream company

loan exposure

3Q08 included nearly $12 million

in non-recurring commercial loan

recoveries from loans charged off

several years ago

Net losses charges against the

allowance for loan losses in 1Q09

totaled $31.9 million or 1.00%

annualized of average

outstanding loans

0

20

40

60

80

100

120

140

2Q08

3Q08

4Q08

1Q09

Coml

CRE

Res RE

Consumer

Asset Quality –
Nonperforming Assets

Nonperforming Assets

Beginning in 2Q08, NPAs include

approx $47 million related to a

midstream company  - this

represents 1/3 of the original

exposure

NPAs totaled $414 million or

3.26% of outstanding loans and

repossessed assets

BOKF’s approach is to maximize

collection of loans rather than to

sell problem loans at distressed

priced

Growth in nonaccruing assets

during 1Q09 was concentrated

primarily in the AZ market; BOKF

exited the Tucson market earlier

this year

0.0%

0.5%

1.0%

1.5%

2.0%

2.5%

3.0%

3.5%

1Q08

2Q08

3Q08

4Q08

1Q09

Coml

CRE

Res RE

Consumer

OREO

Renegotiated Loans

Non-Accruing Loans

Office CRE

7%

Construction &

Land Dev

29%

Healthcare

4%

Residential RE

10%

Other CRE

7%

All Others

3%

Multifamily CRE

8%

Energy*

15%

Services

9%

Wholesale/ Retail

3%

Manufacturing

5%

0.0%

1.0%

2.0%

3.0%

4.0%

5.0%

OK

TX

NM

AR

CO

AZ^

KS

By Loan Sector

As A Percent of Loans

in the Market

*    Loan to a midstream company accounts for 94%
of Energy non-accruals

        indicates OK non-accruals excluding
the midstream company

        indicates CO non-accruals excluding
loans acquired with First United Bank

As of 3/31/09

^   Non-accruals in AZ represent 19% of outstanding loans
in that market

Commercial & Industrial
Loans

The services sector includes a
large number of loans to a
variety of businesses including
communications, gaming and
recreation, transportation and
financial services

Outstanding loans in the
services sector decreased $76
million during 1Q09

Over 60% of the loans in the
services sector have individual
balances less than $10 million

$690 million of the services
sector portfolio is attributed to TX
and $587 million to OK

C&I Portfolio By Industry

Energy Portfolio

Approximately $1.1 billion of the energy
portfolio is attributed to OK, $761 million
to TX and $426 million to CO

50-60% loan to value

54% gas concentration

Energy production portfolio has been
one of the best performing portfolios for
the last 20+ years

Sensitivity analysis is performed for
each credit – currently using a base of
$40/bbl for oil and $5/mcf for gas

Petroleum engineers on staff perform
engineering reviews of properties
pledged as collateral

Limited exposure to oil field service
companies (drilling contractors, etc.)

84% of the $2.3 billion energy
portfolio is collateralized by
production

Energy Futures

Source:  Bloomberg/pricing date of 4/24/09

CRE by Market

Commercial Real Estate

Of the $879 million in

construction and development

loans, approximately $246

million are attributed to the OK

market, $223 million to TX,

$165 million to CO, $131 million

to AZ and $87 million to NM

Initial underwriting of many

construction loans includes

mini-perm options

In stressed markets, appraisals

are updated every 6 months

  Market                               $ in 000s    % of Total

   Oklahoma                              881,620             32%

   Texas                         816,830             30

   New Mexico                     315,511             12

   Arkansas                                  133,227                                    5

   Colorado                                   267,035                                  10

   Arizona                                         285,841              10

   Kansas                                           32,017                1

Shared National Credits

Shared National Credits ($ in millions):

December

2008

March  2009

Nu

mber of Relationships

1

7

6

17

6

Commt ($)

O/S ($)

Commt ($)

O/S ($)

Shared Natio

nal Credit Volume

3,479

2,250

3,

4

49

2,

1

36

Agented by BOKF

825

527

781

488

Percent of Total

23.73

%

23.42

%

22.

66

%

22.8

6

%

Relationships in Local Markets

3,097

1,976

3,0

74

1,8

60

Percent of Total

89.03

%

87.78

%

89.1

4

%

87.

05

%

SNCs are held to the same standard of analysis and level of review as internally originated credits

At 3/31, there were 5 SNC’s on non-accrual with outstanding balances totaling $48 million

Additional Loan Detail

Residential Mortgage Loans, excluding loans held for sale totaled $1.8B

   $1.6 billion or 86% of the residential mortgage loan portfolio is attributed to
Oklahoma and Texas where home values have been more stable

   BOKF has no concentration in sub-prime residential mortgage loans and BOKF
ARMS do not include below-market rates

   Indirect auto loans totaled $650 million

   Approximately $404 million were purchased from dealers in OK and $162 million were purchased from dealers in AR with the remaining loans purchased from dealers in TX

   Indirect auto loans decreased $42 million in 1Q09 primarily due to BOKF’s decision to exit the business in favor or a more customer-focused direct lending approach

Commercial Banking

Oklahoma, Arkansas, Arizona, New Mexico

Energy and Real Estate Banking

BOKF Footprint

Dan Ellinor

Senior Executive Vice President

Loan Growth & Distribution

5 Year CAGR 11.36%

3 Year CAGR 11.83%

Largest Segments are

Energy, Real Estate, and

Middle Market

Niche Businesses:

Agribusiness growth slowed

as portfolio mix was cleaned

up, and Dealer Financial

Services originations have

been discontinued

Affiliate Banking Markets in

Arkansas, Arizona, and New

Mexico provide strong

growth rates

Average Total Loans

$4.0

$5.0

$6.0

$7.0

$8.0

2004

2005

2006

2007

2008

2009 Q1

March 2009 Portfolio Distribution

Middle Market,

20.23%

Commercial RE

BOKF, 26.64%

Agribusiness,

2.46%

Arkansas, 3.14%

Business Banking

OK, 6.40%

Energy BOKF,

25.59%

Arizona

Commercial &

BBG, 2.63%

Dealer Financial,

8.41%

New Mexico

Commercial &

BBG, 4.50%

Deposit Growth &
Distribution

5 Year CAGR of 8.44%

3 Year CAGR of 5.70%

The higher growth rate
products continue to be the
higher rate investor fund and
sweep products

Demand Deposits continue to
grow at a nice pace 6.42%
over the last 3 years.  New
tiered pricing for analyzed
balances has move dollars
from sweep products back to
deposits.

Fee Based Revenue

5 year CAGR of 2.05%

Results were hurt by $45 million

loss with SemGroup in 2008.

Excluding the volatility of trading

revenue, other fee based

revenue items have a 5 yr CAGR

of 8.39%

Transaction card revenue from

the TransFund Network

continues to produce double digit

growth rates

Revenue recognized from

Merchant Banking activities

totaled $1.5 million in 2008

Service charge revenue results

have been enhanced by the

lower rate environment, reducing

ECR credit given analyzed

balances

Service Fee Revenue & Percent of Total Revenue

w/o $43.2MM SemGroup Loss 2008

$0

$25

$50

$75

$100

$125

2004

2005

2006

2007

2008

30%

31%

32%

33%

34%

Fee Based Revenue Distribution 2008

excludes Derivative Credit Quality Losses

International,

7.54%

Other, 2.09%

Transaction

Card, 56.80%

Service

Charges,

17.13%

Derivatives,

16.44%

Net Direct Income Results
Adding Back SemGroup Loss

Net direct income from the operation of this business group has produced a CAGR of
4.99% over the last 5 years (8.95% without the impact of the SemGroup loss in 2008)

Fee based revenue contributes around 30% of total revenue

Expenses were held in check, although the SemGroup derivative loss caused the efficiency ratio to jump to 33.83%

Oklahoma Commercial Banking

Loan Balances and Spreads

$2.5

$3.0

$3.5

$4.0

$4.5

$5.0

2004

2005

2006

2007

2008

2009 Q1

2.00%

2.25%

2.50%

2.75%

Net Direct Income & Efficiency Ratio

w/o $43.2MM SemGroup Loss 2008

$50

$70

$90

$110

$130

$150

$170

$190

2004

2005

2006

2007

2008

14.00%

14.50%

15.00%

15.50%

16.00%

16.50%

17.00%

Deposit Growth

$50

$250

$450

$650

$850

2004

2005

2006

2007

2008

2009 Q1

Demand Dep.

Interest Trans. Accts.

Cert. of Deposit

0.4%

829,079

     Other Revenue

0.3%

721,526

     Syndication Fees

11.2%

23,146,802

     Service Charge Revenue

7.1%

14,625,331

     Derivative Revenue w/o SemGroup

100.0%

$207,410,026

          Total Revenue

4.0%

8,317,406

     International Revenue

77.0%

$159,769,882

     Net Interest Revenue

Revenue Distribution (2008)

$ Amt

% of Total

Bank of Arizona

Deposit Growth

$0

$20

$40

$60

$80

2004

2005

2006

2007

2008

2009 Q1

Demand Dep.

Interest Trans. Accts.

Cert. of Deposit

Loan Balances and Spreads

$0

$150

$300

$450

$600

2004

2005

2006

2007

2008

2009 Q1

1.50%

1.75%

2.00%

2.25%

2.50%

2.75%

Net Direct Income and Efficiency Ratio

-$1

$0

$1

$2

$3

$4

$5

$6

2004

2005

2006

2007

2008

0%

30%

60%

90%

0.5%

100,175

     International Revenue

1.5%

320,976

     Other Revenue

0.8%

162,503

     Trading Revenue

3.5%

718,921

     Service Charge Revenue

2.1%

441,168

     Trust Revenue

100.0%

$20,771,001

          Total Revenue

-1.4%

-291,523

     Mortgage Revenue

93.0%

$19,318,781

     Net Interest Revenue

Revenue Distribution (2008)

$ Amt

% of Total

Bank of Albuquerque

Loan Balances and Spreads

$50

$250

$450

$650

$850

2004

2005

2006

2007

2008

2009 Q1

2.35%

2.55%

2.75%

2.95%

Net Direct Income & Efficiency Ratio

$15

$25

$35

$45

$55

2004

2005

2006

2007

2008

32%

34%

36%

38%

40%

42%

Deposit Growth

$50

$150

$250

$350

$450

$550

$650

2004

2005

2006

2007

2008

2009 Q1

Demand Dep.

Interest Trans. Accts.

Cert. of Deposit

0.7%

552,139

     International Revenue

5.4%

4,151,851

     Other Revenue (check card rev)

2.1%

1,624,406

     Trading Revenue

17.0%

13,097,577

     Service Charge Revenue

5.4%

4,135,534

     Trust Revenue

100.0%

$76,954,722

          Total Revenue

0.4%

296,322

     Mortgage Revenue

69.0%

$53,096,893

     Net Interest Revenue

Revenue Distribution (2008)                                                      $ Amt                   % of Total

Bank of Arkansas

Loan Balances and Spreads

$100

$200

$300

$400

$500

2004

2005

2006

2007

2008

2009 Q1

2.00%

2.20%

2.40%

2.60%

2.80%

Net Direct Income and Efficiency Ratio

$0

$3

$6

$9

$12

$15

2004

2005

2006

2007

2008

0%

10%

20%

30%

Deposit Growth

$0

$30

$60

$90

$120

2004

2005

2006

2007

2008

2009 Q1

Demand Dep.

Interest Trans. Accts.

Cert. of Deposit

0.7%

114,090

     International Revenue

1.5%

222,280

     Other Revenue

0.2%

31,266

     Trading Revenue

6.0%

966,368

     Service Charge Revenue

5.8%

933,770

     Trust Revenue

100.0%

$16,040,442

          Total Revenue

0.7%

119,143

     Mortgage Revenue

85.1%

$13,653,525

     Net Interest Revenue

Revenue Distribution (2008)                                                    $ Amt                % of Total

Energy Lending - BOKF

Real Estate Banking - BOKF

TransFund Revenue and Transaction Volume

TransFund is the 9th largest ATM network in the nation.

Transaction volumes have produced a 17.4% CAGR over the last five years, resulting in an 10.4% CAGR for revenue recognized.

Customer base consists of 385 financial institutions, 1,933 ATMs, and 2.2 million cardholders located in a 13 state area.

TransFund Expansion to New Markets

In the past year, 97% of all new business sold was outside the state of Oklahoma.

TransFund now has relationships with major convenience store chains in a 6 state area (QuikTrip, 7-Eleven, Kum & Go, etc.), offering convenient, surcharge-free access to TransFund cardholders.

TransFund

Consumer Banking & Corporate
Marketing, Wealth Management, Treasury
Services, International, Mortgage
Banking, Colorado and Kansas City

Steve Bradshaw

Senior Executive Vice President

Consumer Banking

2008 Highlights:

Branch Expansion – Organic & Acquisition

ExpressBank Relocation to the Business Technology Center

Deposit Growth During Market Unrest

CAGR 6.3%

Consumer Banking

2009 Strategies:

Optimization Projects – SmarterPay & Deposit Pricing

Financial Needs Analysis Profile Certification Program

Deposit Account Acquisition Initiatives – QuickSave & Online
Deposit Application

Enhanced Brand Marketing Initiatives

Wealth Management

2008 Highlights:

Added Record Volume of New Assets Under Management

Maximized Fixed Income Trading Opportunities

Completed Comprehensive Rebranding Initiatives

CAGR: 6.8%

Wealth Management

2009 Strategies:

Successfully complete Texas Private Bank Expansion Project

Maximize Municipal Finance Financial Advisory and Underwriting
Opportunities

Significantly grow Cavanal Hill Assets Under Management

Treasury Services

2008 Highlights:

Received “A” Rating in 2008 Phoenix-Hecht Middle Market Monitor

Launched Treasury Services Healthcare Vertical

Achieved modest (3%) Growth in Low Rate Turbulent Market

Treasury Services

2009 Strategies:

Targeted effort to grow Commercial DDA 10% across footprint

Increase top line revenue growth at least 4%

Launch Targeted Commercial Credit Card Sales Effort

Strong regional growth goal alignment

International Services

2008 Highlights:

Focused on supporting the International Services & Trade Finance needs of BOKF Clients

Continued to enhance product and technology platforms

Bolstered Management and Sales Teams

Increased Revenue to $17.1M, 24% growth

International Revenues

2009 Strategies:

Strategically expand and enhance Correspondent Bank network

Product & Sales training initiative

Enhance International Branding

Mortgage Banking

2008 Highlights:

Continued Sales Force Growth

Continued increase in Mortgage Referrals from Consumer Branches

Mortgage Servicing Delinquencies Remain Well Below National Average

Mortgage Banking

2009 Strategies:

Maintain and grow Servicing Portfolio during period of low
interest rates

Continue to build sales force and sales leadership outside of
Oklahoma

Streamline processes end to end to cut costs and create
scalability

Colorado Market

2008 Highlights:

Loans Grew 18% and Operating Revenue Grew 5%; Exceeded NDO Plan

Added Key Talent

Achieved Integration of First United Bank Acquisition

2.1%

1,290,266

     International Revenue

.8%

459,567

     Other Revenue

4.1%

2,483,625

     Trading Revenue

3.8%

2,339,357

     Service Charge Revenue

16.3%

9,965,779

     Trust Revenue

100.0%

61,056,958

          Total Revenue

-.4%

-247,323

     Mortgage Revenue

73.3%

$44,765,687

     Net Interest Revenue

Revenue Distribution (2008)                         $ Amt             % of Total

Colorado Market

2009 Strategies:

Intensify focus on growth areas

Enhance credit quality

Develop Market Wide Performance System

Kansas City Market

2008 Highlights:

Exceptional Growth in Fee based Lines of Business due in part to Strong Cross Sale/Team Selling Culture

Expansion through Talent Acquisition

Identified and Managed Asset Quality Issues

11.8%

2,118,290

     International Revenue

1.3%

232,823

     Other Revenue

51.1%

9,208,133

     Trading Revenue

3.4%

621,034

     Service Charge Revenue

2.4%

429,915

     Trust Revenue

100.0%

$18,012,185

          Total Revenue

2.6%

465,255

     Mortgage Revenue

27.4%

$4,936,735

     Net Interest Revenue

Revenue Distribution (2008)                                                      $ Amt                    % of Total

Kansas City Market

2009 Strategies:

Targeted Market Expansion

Talent Acquisition and Board Development

Bank of Kansas City Brand Identification

Long Term Strategic Planning Initiative

Bank of Texas

Norm Bagwell

Chairman & CEO

Bank of Texas

Net Direct Operating Income

5 year CAGR of 14.8%

Loan Growth & Distribution

5 Year CAGR 16.7%

Largest Segments are

Middle Market - 25%

Business Banking - 24%

Energy  - 17%

Real Estate - 15%

Consumer/Wealth - 14%

Deposit Growth &
     Product Type

5 Year CAGR 9.3%

Heavy focus on deposit
generation and migration of
book to high margin products

Demand Deposits have
grown at a CAGR of 10.5%
over the last 5 years, from
$610M in 2003 to ~$1 Billion
today.

Fee Based Revenue

5 year CAGR of 11.0%

Service Charge Revenues
from Consumer NSF fees
and Treasury have been a
strong driver and account for
42% of the mix

Trust Fees & Commissions
have a five-year CAGR of
8.3%

Trading & Brokerage has a
five-year CAGR of 53%

Components of Fee Based Revenue

5 year CAGR of 11.0%

Qualitative Outcomes for Texas 2008

Common Business Model

Evolution of Eight Banking Charters into One

Commercial, Consumer, and Wealth Segments

Dallas, Ft. Worth, and Houston Markets

Launched Wealth Management Initiative

Rapid build enabled by market conditions

Significant investment and opportunity

Building a Disciplined, Consistent, and Holistic Sales Effort

Identified Target Markets (industry, sales size, specialization)

Delivery of the entire BOKF platform

Teamwork Across All Markets, Products, and LOB’s

Diversification of Revenue

Areas of Focus in Texas 2009

Portfolio Management

Diversification of revenue with focus on fee generating businesses

Build of core deposits

Improved margin on loans and deposits

Expense discipline balancing investment with expense leverage

Talent acquisition across all lines